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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                         April 4, 2007 (March 29, 2007)


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)

         ALBERTA, CANADA           001-32714               38-3324634
  (State or other jurisdiction    (Commission             (IRS Employer
        of incorporation)         File Number)          Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On April 4, 2007, Gastar Exploration Ltd. (the "Company") reported that on March 29, 2007, it had received a warning letter from the American Stock Exchange (the "AMEX") that it was in non-compliance with Section 121(B)(2)(a) of the Amex Company Guide requiring that at least three independent directors serve on the Company's audit committee. The Company had only two independent directors serving on the committee due to the decision of a former director not to stand for reelection at the Company's 2006 Annual Meeting of Shareholders. Until the vacancy is filled, the Audit Committee consists of two independent directors, one of whom is designated as its "financial expert". To satisfy these requirements, the Company notified the AMEX of its intent, as soon as reasonably possible, to fill the vacant Audit Committee position with an individual who satisfies the independence standards, and that a search firm was engaged to assist in that effort. As described below under Item 5.02 of this report, the Board of Directors of the Company has appointed a new director who will satisfy the independence requirements of the AMEX and Rule 10A-3 of the Securities and Exchange Commission and will serve on the Audit Committee, which will bring the Company into compliance with the AMEX Audit Committee membership requirement. Commencing on or about March 30, 2007 until the Company is officially notified that it has regained compliance with the AMEX requirement, the Company's common shares will trade under the symbol "GST.BC".


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     The Company announced that on March 30, 2007 the Board of Directors had appointed John M. Selser Sr. as a member of the Board of Directors and member of the Audit Committee, thus bringing the Company in compliance with the AMEX's audit committee requirements. Mr. Selser will stand for election to the Board of Directors at the Annual Meeting of Shareholders to be held June 1, 2007. Mr. Selser is a partner of Maple Leaf Partners, a Baton Rouge, Louisiana based energy focused hedge fund and has over 20 years of industry experience. He holds a Bachelor of Science in both Civil Engineering and Petroleum Engineering from Louisiana State University, Baton Rouge, Louisiana, and a Masters of Business Administration from Tulane University, New Orleans, Louisiana.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GASTAR EXPLORATION LTD.


Date: April 4, 2007                        /s/  J. RUSSELL PORTER
                                           -------------------------------------
                                           J. Russell Porter
                                           Chairman, President and Chief
                                           Executive Officer